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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                Date of report (Date of earliest event reported) September 28, 2005 (September 22, 2005)
                                                                -----------------------------------------



                                           WILLBROS GROUP, INC.
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                          (Exact Name of Registrant as Specified in Its Charter)



                                            Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)



                          1-11953                                                98-0160660
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                 (Commission File Number)                             (IRS Employer Identification No.)



       Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama
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         (Address of Principal Executive Offices)                                 (Zip Code)



                                              +50-7-213-0947
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                           (Registrant's Telephone Number, Including Area Code)



                                              Not Applicable
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                       (Former Name or Former Address, if Changed Since Last Report)
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Pursuant to a consent solicitation conducted from September 8, 2005 to September 21, 2005, Willbros Group, Inc. ("Willbros") and JPMorgan Chase Bank, N.A. (the "Trustee"), entered into a First Supplemental Indenture, dated as of September 22, 2005 (the "Supplemental Indenture"), to the Indenture dated as of March 12, 2004 between Willbros Group, Inc. and the Trustee (the "Indenture"), for $70,000,000 aggregate principal amount of its 2.75% Convertible Senior Notes due 2024 (the "notes"). Among other things, the Supplemental Indenture provides:

     o that for a period of nine months from the date of execution of the Supplemental Indenture, Willbros will be deemed to comply with the SEC report delivery covenant as long as it delivers copies of its periodic reports to the Trustee within 15 days after they are filed with the SEC and notwithstanding any new or continuing failure on its part to file any such reports on or before their respective due dates;

     o an extension from March 15, 2011 to March 15, 2013 of the date before which Willbros may not redeem the notes; and

     o in the event of a fundamental change involving a sale of Willbros in which at least 10 percent of the sales proceeds are paid in cash, Willbros will pay a make-whole payment to the holders of the notes. The make-whole payment will consist of the lesser of (i) the present value of two years of scheduled interest payments on the notes or (ii) all scheduled payments of interest on the notes which are payable for the period from the date of such fundamental change through March 15, 2013.

         A copy of the First Supplemental Indenture is attached hereto as
Exhibit 4.1 and is incorporated into this Item 1.01 by reference.


ITEM 8.01.        OTHER EVENTS.

         On September 23, 2005, Willbros issued a press release announcing that it received and accepted consents from the holders of a majority in principal amount of the notes to waive any potential defaults that may have occurred before the proposed amendments to the indenture become effective, to rescind a purported notice of default that was delivered to Willbros under the Indenture, and to clarify that for a period ending on the nine-month anniversary of the date the proposed amendments become effective, no default will occur if Willbros fails to timely file a periodic report with the SEC.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit           Description of Document
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4.1               First Supplemental Indenture, dated as of September 22, 2005, to the Indenture for $70,000,000 aggregate principal amount of 2.75% Convertible Senior Notes due 2024 dated as of March 12,
                  2004 between Willbros Group, Inc. and JPMorgan Chase Bank,
                  N.A.

99.1              Press release of Willbros Group, Inc. dated September 23,
                  2005.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WILLBROS GROUP, INC.


Date:  September 28, 2005             By:        /s/ Warren L. Williams
                                          --------------------------------------
                                          Warren L. Williams
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


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                                  EXHIBIT INDEX

Exhibit           Description of Document
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4.1               First Supplemental Indenture, dated as of September 22, 2005, to the Indenture for $70,000,000 aggregate principal amount of 2.75% Convertible Senior Notes due 2024 dated as of March 12,
                  2004 between Willbros Group, Inc. and JPMorgan Chase Bank,
                  N.A.

99.1              Press release of Willbros Group, Inc. dated September 23,
                  2005.